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                                                                   EXHIBIT 10.16

                             SUBSCRIPTION AGREEMENT

                                       FOR

                       HINES-SUMISEI NY CORE OFFICE TRUST

                                       AND

                      HINES-SUMISEI NY CORE OFFICE TRUST II

                                FEBRUARY 2, 2004

                  This Subscription Agreement (this "Agreement") is entered into as of February 2, 2004, by and among General Motors Investment Management Corporation, a Delaware corporation, First Plaza Group Trust, a New York trust, GMAM Core Plus II-NYC-DC, LLC, a Delaware limited liability company, [-- --] Hines Interests Limited Partnership, a Delaware limited partnership, Hines US Core Office Capital Associates III Limited Partnership, a Texas limited partnership, Hines-Sumisei U.S. Core Office Fund, L.P., a Delaware limited partnership, Hines-Sumisei NY Core Office Trust, a Maryland real estate investment trust and Hines-Sumisei NY Core Office Trust II, a Maryland real estate investment trust.

                  This Agreement provides for the contribution of additional capital to Trust I as contemplated by the Organization Agreement and for the organization and funding of Trust II for the purpose of acquiring Manhattan Tower from Sumitomo as contemplated by the Master Agreement and the Organization Agreement.

                  In consideration of the terms and conditions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1 Defined Terms. As used in this Agreement (including the preamble and recitals), the following capitalized terms have the meanings indicated:

                  "Affiliate": With respect to any Person, a Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person; provided, that, for purposes of this Agreement, (i) Holding Partnership and Persons Controlled by Holding Partnership shall be deemed not to be Affiliates of HILP, and HILP and Persons Controlled by HILP shall be deemed not to be Affiliates of Holding Partnership, and (ii) each of the parties to this Agreement, shall be deemed not to be an Affiliate of Trust I or Trust II or of any Person Controlled by Trust I or Trust II.

                  "Agreement": As defined in the preamble.

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                  "Business Day": Any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

                  "CIGNA": Connecticut General Life Insurance Company, a Connecticut corporation.

                  "Closing": As defined in Section 2.6.

                  "Closing Date": February 2, 2004.

                  "Code": The Internal Revenue Code of 1986.

                  "Constituent Documents": With respect to any entity, its constituent, governing or organizational documents, including (a) in the case of a limited partnership, its certificate of limited partnership and its limited partnership agreement, (b) in the case of a limited liability company, its articles or certificate of formation and its operating agreement or limited liability agreement, (c) in the case of a corporation, its articles or certificate of incorporation and its bylaws, (d) in the case of a trust, its declaration of trust and its trust agreement, or (e) in the case of a real estate investment trust, its declaration of trust and bylaws.

                  "Control": With respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "CPII": GMAM Core Plus II-NYC-DC, LLC, a Delaware limited liability company, and its successors.

                  "Current Owner": As defined in the Master Agreement.

                  "ERISA": The Employee Retirement Income Security Act of 1974.

                  "First Plaza": First Plaza Group Trust, a New York trust, and its successors.

                  "GMIMCo": General Motors Investment Management Corporation, a Delaware corporation.

                  "GM Investors": First Plaza, CPII and GMX.

                  "GMX": [--------------- ----------------].

                  "HILP": Hines Interests Limited Partnership, a Delaware limited partnership, and its successors.

                  "Hines Controlled Entity": Any partnership, limited liability company, corporation, trust or other entity which is, directly or indirectly, Controlled by (a) HILP and/or (b) Jeffrey C. Hines and/or Gerald D. Hines or, in the event of the death or disability of Jeffrey

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C. Hines and/or Gerald D. Hines, the heirs, legal representatives or estates of either or both of them.

                  "Hines Investor": Hines US Core Office Capital Associates III Limited Partnership, a Texas limited partnership, and its successors, and any Hines Controlled Entity to which Hines Investor assigns any of its rights or obligations to acquire Shares under this Agreement in accordance with the terms hereof.

                  "Holding Partnership": Hines-Sumisei U.S. Core Office Fund, L.P., a Delaware limited partnership, and its successors.

                  "Holding Partnership Partnership Agreement"; The Amended and Restated Agreement of Limited Partnership, dated as of August 28, 2003, of Hines-Sumisei U.S. Core Office Fund, L.P.

                  "HREH": Hines Real Estate Holdings Limited Partnership, a Delaware limited partnership, and its successors.

                  "Investor": Any of Hines Investor, Holding Partnership and the GM Investors.

                  "Investor Rights Agreement": The Amended and Restated Investor Rights Agreement, dated as of December 23, 2003, among the parties hereto other than Trust II and Hines Investor.

                  "Manhattan Tower": As "101 East 52nd Street" is defined in the Master Agreement.

                  "Manhattan Tower Loan": The loan made to the Manhattan Tower SPE and secured by Manhattan Tower pursuant to the Manhattan Tower Loan Documents.

                  "Manhattan Tower Loan Documents": The documents consisting of
(i) the Consolidation, Modification and Restatement of Mortgages and Security Agreement, dated as of the Closing Date, between the Manhattan Tower SPE, as mortgagor, and CIGNA, as lender; (ii) the Consolidation, Modification and Restatement of Note, in the aggregate principal amount of $49,850,000.00, by the Manhattan Tower SPE, as maker, and CIGNA, as payee, dated the Closing Date and
(iii) the other documents contemplated by (i) and (ii) above to be entered into in connection with the mortgage and loan evidenced thereby.

                  "Manhattan Tower SPE": Hines 600 Lexington Avenue LLC, a Delaware limited liability company, and wholly-owned subsidiary of Trust II, formed to acquire and hold title to Manhattan Tower.

                  "Master Agreement": The Amended and Restated Master Agreement, dated as of March 31, 2003, among HILP, Hines US Core Office Properties LP and SLR for the creation of Hines U.S. Core Office Fund, as modified by two letter agreements dated March 31, 2003 and an extension letter agreement dated June 26, 2003 and as amended by the amendment thereto dated July 22, 2003, as supplemented and amended by the letter agreement, dated as of July 22, 2003,

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among HILP, Hines US Core Office Properties LP and SLR and by the letter agreement, dated as of August 19, 2003, among the parties to the Master
Agreement.

                  "MezzCo": Hines NY Office Properties LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Trust I.

                  "Mezzanine Loan": The loan made to MezzCo pursuant to the Mezzanine Loan Agreement.

                  "Mezzanine Loan Agreement": The Mezzanine Loan Agreement, dated as of, August 19, 2003, among MezzCo, as borrower, and Bank of America, N.A. and CIGNA, as lenders.

                  "Organization Agreement": The Amended and Restated Organization Agreement, dated as of December 23, 2003, by and among GMIMCo, the GM Investors, HILP, Hines US Core Office Capital Associates III Limited Partnership, a Texas limited partnership, Holding Partnership and Trust I.

                  "Person": An individual, a partnership of any kind having a separate legal status, a corporation (including a business trust), limited liability company, a joint stock company, a trust, an unincorporated organization or association, a mutual company, a joint venture, a sole proprietorship or any other entity of any type whatsoever, or any government or any agency or political subdivision thereof.

                  "Plan Assets Regulation": The regulations promulgated under ERISA at 29 C.F.R. Section 2510.3-101.

                  "Prime Rate": The highest domestic prime lending rate published from time to time in the Wall Street Journal.

                  "Securities Act": The Securities Act of 1933, as amended.

                  "Shares": Trust I Shares and Trust II Shares collectively.

                  "SLR": Sumitomo Life Realty (N.Y.), Inc., a New York corporation, and its successors.

                  "SLR-HP Subscription Agreement": The Subscription Agreement, dated as of the Closing Date, between Holding Partnership and SLR pursuant to which Holding Partnership is issuing a $25 million limited partner interest in Holding Partnership to SLR in partial consideration of the sale of Manhattan Tower to Trust II.

                  "SLRI": SLR Investments, Inc., a Delaware corporation, and its successors.

                  "Specified Rate": An annual rate or interest equal to the greater of (i) the Prime Rate plus 4% or (ii) 10% (unless such rate exceeds the highest lawful rate, in which event the rate shall be the highest lawful rate).

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                  "Sumitomo": SLR and SLRI collectively.

                  "Trust": Trust I or Trust II, as applicable.

                  "Trust I": Hines-Sumisei NY Core Office Trust, a Maryland real estate investment trust, and its successors.

                  "Trust I Class A Common Shares": The Class A Common Shares of Trust I as defined in the Trust I Declaration of Trust.

                  "Trust I Class B Common Shares": The Class B Common Shares of Trust I as defined in the Trust I Declaration of Trust.

                  "Trust I Class A Preferred Shares": The Class A Preferred Shares of Trust I as defined in the Trust I Declaration of Trust.

                  "Trust I Class B Preferred Shares": The Class B Preferred Shares of Trust I as defined the Trust I Declaration of Trust.

                  "Trust I Common Shares": The Trust I Class A Common Shares and Trust I Class B Common Shares collectively.

                  "Trust I Declaration of Trust": The Amended and Restated Declaration of Trust of Trust I.

                  "Trust I Preferred Shares": Class A Preferred Shares and Class B Preferred Shares of Trust I.

                  "Trust I Shareholder Agreement": The Amended and Restated Shareholder Agreement, dated as of December 23, 2003, among the parties hereto other than HILP and Trust II.

                  "Trust I Shares": Trust I Common Shares and Trust I Preferred Shares collectively.

                  "Trust I Transaction Agreements": This Agreement, the Organization Agreement, the Investors Rights Agreement and the Trust I Shareholder Agreement.

                  "Trust II": Hines-Sumisei NY Core Office Trust II, a Maryland real estate investment trust, and its successors.

                  "Trust II Assignment and Assumption": The Assignment and Assumption Agreement related to the Master Agreement, dated as of the Closing Date, among HILP, Hines US Core Office Properties LP and Trust II, together with the Assignment and Assumption Agreement related to the Master Agreement, dated as of the Closing Date, between Trust II and the Manhattan Tower SPE.

                  "Trust II Board of Trustees": The board of trustees of Trust
II.

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                  "Trust II Class A Common Shares": The Class A Common Shares of
Trust II as defined in the Trust II Declaration of Trust.

                  "Trust II Class B Common Shares": The Class B Common Shares of Trust II as defined in the Trust II Declaration of Trust.

                  "Trust II Class A Preferred Shares": The Class A Preferred Shares of Trust II as defined in the Trust II Declaration of Trust.

                  "Trust II Class B Preferred Shares": The Class B Preferred Shares of Trust II as defined in the Trust II Declaration of Trust.

                  "Trust II Common Shares": Trust II Class A Common Shares and Trust II Class B Common Shares collectively.

                  "Trust II Declaration of Trust": The Declaration of Trust of Trust II.

                  "Trust II Preferred Shares": Trust II Class A Preferred Shares and Trust II Class B Preferred Shares collectively.

                  "Trust II Qualifying Persons": As defined in Section 3.1(a).

                  "Trust II Reimbursement Agreement": The Reimbursement Agreement dated as of the Closing Date, among HILP, Holding Partnership and Trust II.

                  "Trust II Shareholder": A record holder of Trust II Shares.

                  "Trust II Shareholder Agreement": The Shareholder Agreement, dated as of the Closing Date, among the parties hereto other than HILP and Trust I.

                  "Trust II Shares": Trust II Common Shares and Trust II Preferred Shares collectively.

                  "Trust II Transaction Agreements": This Agreement and the Trust II Shareholders Agreement.

                  "UBTI": Unrelated business taxable income.

                  SECTION 1.2 Interpretation; Terms Generally. The definitions set forth in Section 1.1 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless otherwise indicated, the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "herein", "hereof" and "hereunder" and words of similar import shall be deemed to refer to this Agreement (including the Exhibits and Schedules) in its entirety and not to any part hereof, unless the context shall otherwise require. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, unless the context shall otherwise require. Unless the

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context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions of successor statutes or regulations). Any reference in this Agreement to a "day" or number of "days" (that does not refer explicitly to a "Business Day" or "Business Days") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.

                                   ARTICLE II

                    CAPITAL CONTRIBUTIONS; CLOSING DELIVERIES

                  SECTION 2.1 Interim Closing.(a) Pursuant to the Master Agreement, as of the Closing Date, Trust II is acquiring Manhattan Tower from Sumitomo in exchange for $61,700,000 in cash and a $25 million limited partner interest in Holding Partnership, with title to Manhattan Tower being acquired by the Manhattan Tower SPE. The cash portion of the purchase price, as well as transaction costs payable by Trust II and the Manhattan Tower SPE in connection with the transactions being consummated at the Closing, will be funded with the proceeds of the Manhattan Tower Loan and capital contributions made to Trust II by Holding Partnership and Hines Investor.

                  (b) As required by Section 3.3 of the Organization Agreement, concurrently with the closing of the acquisition of Manhattan Tower, on the Closing Date the GM Investors shall contribute an aggregate of $38,711,531 in cash to Trust I. Trust I shall use all of the proceeds of such capital contributions to make a partial prepayment of the Mezzanine Loan on or as soon as practicable after the Closing Date.

                  (c) The closing of the acquisition of Manhattan Tower and the closing of the capital contributions to, and share issuances by, Trust I and Trust II contemplated by Section 2.2 (collectively, the "Interim Closing") are all happening simultaneously and concurrently with the execution and delivery of this Agreement on the Closing Date. Each such closing is a condition to each other such closing.

                  SECTION 2.2 Interim Closing Events. At the Interim Closing, the following shall take place:

                  (a) The applicable Persons shall make the deliveries described in subsections (a), (b), (c), (d), (g), (h); (i) and (j) of Section 2.7.

                  (b) Each GM Investor shall contribute cash to Trust I in the amount set forth opposite its name on Schedule 2.2A, such contribution to be by wire transfer of immediately available funds to the account or accounts previously designated by Trust I;

                  (c) In consideration of the cash contributed by the GM Investors pursuant to Section 2.2(b), Trust I shall issue Trust I Class B Common Shares and Trust I Class B Preferred Shares to each GM Investor in the amounts set forth opposite such GM Investor's name on

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Schedule 2.2A, and shall issue Trust I Class A Common Shares to Hines Investor in the amount set forth on Schedule 2.2A.

                  (d) Hines Investor and Holding Partnership shall contribute cash to Trust II in the amounts set forth opposite their names on
Schedule 2.2B, such contributions to be by wire transfer of immediately available funds to the account or accounts previously designated by Trust II;

                  (e) In partial consideration of the contribution by SLR of Manhattan Tower, Holding Partnership shall issue a limited partner interest in Holding Partnership pursuant to the SLR-HP Subscription Agreement and the Holding Partnership Partnership Agreement;

                  (f) In consideration of the issuance by Holding Partnership of the limited partner interest issued to SLR pursuant to Section 2.2(e), Holding Partnership shall be deemed to have made, in addition to the capital contributed by Holding Partnership pursuant to clause (d) of this
Section 2.2, a capital contribution to Trust II in an amount equal to $25 million;

                  (g) In consideration of the cash contributed by Hines Investor and Holding Partnership pursuant to Section 2.2(d), and of the capital contribution made by Holding Partnership pursuant to Section 2.2(f), Trust II shall issue Trust II Class A Common Shares and Trust II Class A Preferred Shares to Hines Investor and Holding Partnership in the amounts set forth opposite their names on Schedule 2.2B;

                  (h) The closing of the Manhattan Tower Loan shall take place in accordance with the Manhattan Tower Loan Documents;

                  (i) The closing of the acquisition of Manhattan Tower from its Current Owner by the Manhattan Tower SPE shall take place in accordance with the Master Agreement and the Trust II Assignment and Assumption;

                  (j) The Trust II Board of Trustees shall adopt a written consent in lieu of organizational meeting in the form attached as Exhibit A; and

                  (k) The Manhattan Tower SPE shall enter into a Property Management and Leasing Agreement with HILP, substantially in the form attached as Exhibit B with respect to Manhattan Tower.

                  SECTION 2.3 Share Exchanges. Immediately following the Interim Closing, the following share exchanges shall take place:

                  (a) Each GM Investor shall deliver to Holding Partnership the number of Trust I Class B Preferred Shares set forth opposite its name on
Schedule 2.3A, in exchange for, and Holding Partnership shall deliver to such GM Investor, an equal number of Trust II Class A Preferred Shares, as set forth on
Schedule 2.3A; and

                  (b) Each GM Investor shall deliver to Holding Partnership the number of Trust I Class B Common Shares set forth opposite its name on
Schedule 2.3B, in exchange for,

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and Holding Partnership shall deliver to such GM Investor, an equal number to
Trust II Class A Common Shares, as set forth on Schedule 2.3B; and then

                  (c) Holding Partnership shall deliver to Hines Investor the number of Trust I Class A Preferred Shares set forth opposite its name on
Schedule 2.3C in exchange for, and Hines Investor shall deliver to Holding Partnership, an equal number of Trust II Class A Preferred Shares, as set forth on Schedule 2.3C; and

                  (d) Hines Investor shall deliver to Holding Partnership the number of Trust I Class A Common Shares set forth opposite its name on
Schedule 2.3C, in exchange for, and Holding Partnership shall deliver to Hines Investor, an equal number of Trust II Class A Common Shares, as set forth on
Schedule 2.3C.

                  SECTION 2.4 Issuance and Cancellation of Shares.

                  (a) Immediately following the exchange of Shares required by Section 2.3(a) (i) Trust I shall issue to Holding Partnership a number of Trust I Class A Preferred Shares equal to the total number of Trust I Class B Preferred Shares received by Holding Partnership from the GM Investors, in exchange for, and Holding Partnership shall deliver to Trust I, all such Trust I Class B Preferred Shares, whereupon all such Trust I Class B Preferred Shares shall be cancelled and shall cease to be outstanding; and (ii) Trust II shall issue to each GM Investor a number of Trust II Class B Preferred Shares equal to the total number of Trust II Class A Preferred Shares received by such GM Investor, in exchange for, and such GM Investor shall deliver to Trust II, all such Class A Preferred Shares, whereupon all such Trust II Class A Preferred Shares shall be cancelled and shall cease to be outstanding.

                  (b) Immediately following the exchange of Shares required by Section 2.3(b), (i) Trust I shall issue to Holding Partnership a number of Trust I Class A Common Shares equal to the total number of Trust I Class B Common Shares received by Holding Partnership from the GM Investors, in exchange for, and Holding Partnership shall deliver to Trust I, all such Trust I Class B Common Shares, whereupon all such Trust I Class B Common Shares shall be cancelled and shall cease to be outstanding; and (ii) Trust II shall issue to each GM Investor a number of Trust II Class B Common Shares equal to the total number of Trust II Class A Common Shares received by such GM Investor, in exchange for, and such GM Investor shall deliver to Trust II, all such Trust II Class A Common Shares, whereupon all such Trust II Class A Common Shares shall be cancelled and shall cease to be outstanding.

                  SECTION 2.5 Share Capital of Trust I and Trust II After True Up. Immediately following the Interim Closing and the consummation of the transactions contemplated by Sections 2.3 and 2.4, the outstanding Share capital of Trust I shall be as set forth on Schedule 2.5A and the outstanding Share capital of Trust II shall be set forth on Schedule 2.5B.

                  SECTION 2.6 Closing. The consummation of the Interim Closing and of the transactions contemplated by Sections 2.3 and 2.4 is referred to herein as the "Closing".

                  SECTION 2.7 Closing Deliveries. At Closing, the following deliveries shall be made:

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                  (a)      The applicable parties shall enter into the following
agreements:

                           (i)      the Trust II Shareholders Agreement;

                           (ii)     the Trust II Assignment and Assumption
Agreement; and

                           (iii)    the Trust II Reimbursement Agreement.

                  (b) Holding Partnership shall enter into the SLR-HP Subscription Agreement with SLR;

                  (c) Trust II shall make, and shall cause the Manhattan Tower SPE to make, the deliveries required to be made by it and the Manhattan Tower SPE under the Master Agreement and the Manhattan Tower Loan Documents;

                  (d) Holding Partnership, Hines Investor and each GM Investor shall surrender to Trust I and Trust II, respectively, all certificates representing Trust I Shares or Trust II Shares, respectively, held by such Person immediately prior to the Interim Closing;

                  (e) Trust I shall deliver certificates representing the Trust I Shares outstanding immediately following the Closing to the Persons holding such Shares as indicated on Schedule 2.5A;

                  (f) Trust II shall deliver certificates representing the Trust II Shares outstanding immediately following the Closing to the Persons holding such Shares as indicated on Schedule 2.5B;

                  (g) Baker Botts L.L.P. shall deliver an opinion to Trust II (which opinion shall state that it may be relied upon by each Person acquiring Trust II Shares at the Closing) to the effect that Trust II is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended; Trust II hereby requests that Baker Botts L.L.P. deliver such opinion;

                  (h) Baker Botts L.L.P. shall deliver an opinion to Trust II (which opinion shall state that it may be relied upon by GMIMCo on behalf of each GM Investor) to the effect that Trust II is in compliance as of the Closing Date with such requirements of ERISA as are necessary to qualify Trust II as a "real estate operating company" within the meaning of the Plan Assets Regulation; Trust II hereby requests that Baker Botts L.L.P. deliver such opinion;

                  (i) HILP shall deliver a letter to the Manhattan Tower SPE confirming HILP's obligations under the letter agreement, dated March 31, 2003, among SLR, HILP and Hines US Core Office Properties LP regarding management fees payable to HILP with respect Manhattan Tower; and

                  (j) HILP shall deliver a letter to Trust II regarding the satisfaction or waiver of the conditions set forth in the Master Agreement to the obligation of the purchaser to acquire Manhattan Tower at the Closing.

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

                                   ARTICLE III

                                    COVENANTS

                  SECTION 3.1 REIT Qualification.

                  (a) Trust II has elected or will elect to be treated as a partnership for income tax purposes for each taxable period, if any, prior to the first taxable period for which Trust II elects to be treated as a REIT under
Section 856 of the Code. If and when requested by Holding Partnership, or as otherwise determined to be advisable by the Trust II Board of Trustees, Trust II will take such steps as are necessary to qualify as a REIT under Section 856 of the Code. In furtherance thereof, Trust II may require Hines Investor and/or Holding Partnership to transfer Trust II Class A Common Shares and Trust II Class A Preferred Shares held by them to up to 100 different Persons ("Trust II Qualifying Persons") in such amounts as the Board of Trustees deems advisable to satisfy the requirements of Section 856(a)(5) of the Code. Trust II may impose such transfer and other restrictions on any Trust II Shares held by Trust II Qualifying Persons as is deemed advisable by the Trust II Board of Trustees.

                  (b) Within 30 days after Trust II first elects to be taxed as a REIT for U.S. federal income tax purposes, Baker Botts L.L.P., or other counsel reasonably acceptable to GMIMCo, will deliver an opinion to Trust II (which opinion shall state that it may be relied upon by each Person holding Trust II Shares) to the effect that, assuming the accuracy of representations as to certain factual matters set forth in certificates to be delivered by officers of Trust II and one or more other Persons (including GMIMCo) as of the date of such election and as of the date of such opinion (which certificates must be reasonably acceptable to such counsel), Trust II properly qualified as a REIT as of the date of such election and as of the date of such opinion.

                  SECTION 3.2 Expenses.

                  (a) Members of the Trust II Board of Trustees will receive no compensation from Trust II for their services as such. The compensation of such persons and the costs of their attending and participating in meetings of the Trust II Board of Trustees shall be the responsibility of the Investors designating such persons for election to the Trust II Board of Trustees pursuant to the Trust II Shareholders Agreement.

                  (b) For so long as a majority of the members of the Trust II Board of Trustees are employees of HILP, HILP shall make suitable employees of HILP available to serve as officers of Trust II, and HILP shall be responsible for the compensation of such persons, for any costs and expenses of providing such persons with office space, facilities and supplies and for necessary ongoing overhead support services for the operations of Trust II.

                  (c) All costs and expenses of administering and operating Trust II and its assets other than those described in subsections (a) and (b) of this Section 3.2 (including fees and expenses of attorneys and accountants) shall be borne by Trust II.

                  (d) Trust II shall reimburse HILP and its Affiliates for all out-of-pocket expenses incurred by them in connection with the acquisition of Manhattan Tower and the

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negotiation, execution and delivery of the Manhattan Tower Loan Documents, including without limitation, legal, accounting, tax, consulting and other professional services fees and expenses and travel and entertainment expenses; provided that HILP provides documentation to support such reimbursement which is reasonably satisfactory to GMIMCo.

                  SECTION 3.3 Securities Law Transfer Restrictions. No Investor shall sell, assign, pledge, transfer or otherwise dispose or encumber any Shares acquired by it, except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Trust issuing such Shares, upon delivery by such Investor of an opinion of counsel reasonably satisfactory to such Trust to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of Shares in violation of this Section 3.3 shall be voidable by the Trust issuing such Shares. Neither Trust shall register any transfer of Shares in violation of this Section 3.3.

                  SECTION 3.4 Legends. Each certificate representing Shares shall be endorsed with the legend set forth below, and each Investor covenants that, except to the extent such restrictions are waived by the Trust issuing such Shares, it shall not transfer any Shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE TRUST, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE TRUST THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT, AND (B) IN ACCORDANCE WITH THE DECLARATION OF TRUST."

                  SECTION 3.5 ERISA. Within a reasonable period of time following the end of each "annual valuation period" of Trust II (as such term is defined in the Plan Assets Regulation), the Trust II Board of Trustees shall, or shall cause an officer of Trust II to, provide to Baker Botts L.L.P. or other legal counsel reasonably acceptable to GMIMCo, a factual certificate sufficient to enable such legal counsel to, and Trust II shall instruct such legal counsel to, deliver to Trust II a legal opinion (which opinion shall state that it may be relied upon by the GM Investors), dated as of a date within such annual valuation period, which legal opinion, with respect to the twelve-month period following such annual valuation period, shall state whether Trust II qualifies as a "real estate operating company" in accordance with the Plan Assets Regulation.

                  SECTION 3.6 UBTI. Prior to the Initial Date (as defined in the Trust II Declaration of Trust), Trust II shall take all actions reasonably necessary to identify the activities in which it expects to engage in connection with the fulfillment of the purposes of Trust II and the operation of the business of Trust II that could result in the realization by Trust II of unrelated business taxable income. Trust II shall confer with Baker Botts L.L.P. or other legal counsel reasonably acceptable to GMIMCo respecting any such activities and the potential unrelated business taxable income consequences thereof and, in consultation with such legal counsel, shall develop and provide to GM Investor a written proposal for the undertaking of such activities in a manner that will prevent the realization by any GM Investor of unrelated business taxable income. Prior to the Initial Date, Trust II shall not, without the prior written consent of GMIMCo, undertake or perform any act, or cause or permit any of its subsidiaries to undertake or perform any act, that Trust II has been advised by such legal counsel could cause any GM Investor to realize unrelated business taxable income. GMIMCo and each GM Investor acknowledge and agree that GMIMCo and such GM Investor and their counsel have been furnished with details regarding the acquisition of Manhattan Tower by Trust II and the Manhattan Tower SPE, the terms of the Manhattan Tower Loan, the capitalization and equity structure of Trust II, and the terms and provisions of the Trust II Declaration of Trust. Each of GMIMCo and the GM Investors further acknowledges that it has been afforded the opportunity to review this Agreement and each of the documents listed on
Schedule 3.6 and the opportunity to ask questions regarding such documents prior to their execution and delivery, and, based on such review, it acknowledges and agrees that the acquisition of Manhattan Tower by Trust II and the Manhattan Tower SPE, the financing described in the Manhattan Tower Loan Documents, the capitalization and equity structure of Trust II which is described in the Trust II Declaration of Trust, the distribution and redemption provisions contained in the Trust II Declaration of Trust, the payments contemplated to be made by Trust II under the terms of this Agreement and the performance by each of the parties to the Trust II Transaction Agreements of their respective obligations thereunder will not result in a violation of the provisions of this Section 3.6.

                  SECTION 3.7 Holding Partnership Liquidity. If Holding Partnership determines, in accordance with the Holding Partnership Partnership Agreement, to sell Manhattan Tower, then, if so requested by Holding Partnership, Trust II shall be obligated to sell Manhattan Tower for cash. Unless otherwise agreed by Holding Partnership, Trust II shall cause such sale to take place within nine (9) months after being instructed to do so by Holding Partnership.

                  SECTION 3.8 HREH Guaranties of Contingent Obligation.

                  (a) Trust II or any subsidiary of Trust II may from time to time incur contingent obligations which are required by third parties to be guaranteed or secured. At the request of Trust II, HREH or its Affiliates may, but shall not be obligated to, issue guarantees or enter into other undertakings for the benefit of such third parties in respect of such contingent obligations for the benefit of Trust II or such subsidiary. Trust II shall, or shall cause one or more of its subsidiaries to, promptly reimburse any amounts paid by HREH or its Affiliates in respect of any such guaranty or other undertaking, together with interest thereon at the Specified Rate. Trust II may use Trust II cash flow, cause Trust II to incur indebtedness or obtain funds through any other means permitted under this Agreement and the Trust II Declaration of Trust in order to make such repayment. No distributions shall be made to any Trust II Shareholder until all amounts payable to HREH or its Affiliates in respect of any amounts paid by HREH or its Affiliates in respect of any such guaranty have been paid in full. HREH shall be a third party beneficiary of the provisions of this Section 3.8(a). Trust II shall, to the extent practicable, satisfy any obligation which, if unsatisfied, would be required to be satisfied by HREH and reimbursed by Trust II pursuant to this
Section 3.8, prior to HREH having to satisfy such obligation.

                  (b) Without limiting the generality of subsection (a) of this Section 3.8, (i) if HREH is required to make any guaranty payment in respect of any obligation to make any payment arising under the Real Estate Tax Payment Guaranty, entered into as of the Closing Date, by HREH for the benefit of CIGNA, as contemplated by the terms and conditions of the Manhattan Tower Loan Documents, then Trust II shall promptly reimburse HREH for the full amount of any such payment and pay interest on such amount at the Specified Rate from the date such payment was made by HREH to the date it is repaid by Trust II. Trust II shall satisfy such reimbursement obligation prior to making any distributions to the Trust II Shareholders. HREH shall be a third party beneficiary of the provisions of this Section 3.8(b).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.1 Representations and Warranties of Investors. Each Investor represents and warrants to each other Investor, Trust I, Trust II and HILP as follows:

                  (a) Such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  (b) All action required on the part of such Investor under its Constituent Documents necessary for the authorization, execution, delivery and performance of this Agreement and the Trust II Shareholder Agreement by such Investor has been taken. When executed and delivered by such Investor, this Agreement and the Trust II Shareholder Agreement shall constitute legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Investor has all requisite power under its Constituent Documents to enter into this Agreement and the Trust II Shareholder Agreement and to carry out and perform its obligations under the terms of this Agreement and the Trust II Shareholder Agreement .

                  (c) All consents, approvals, orders and authorizations required on the part of such Investor in connection with the execution, delivery or performance of this Agreement and the Trust II Shareholder Agreement have been obtained and will be effective as of the Closing Date.

                  (d) Such Investor's execution and delivery of, and performance under, this Agreement and the Trust II Shareholder Agreement do not conflict with, and will not result in a breach of, any of the terms, conditions, or provisions of, or constitute a default under, any of such Investor's Constituent Documents or any indenture, agreement, order, judgment, or other instrument to which such Investor is a party or by which such Investor is bound.

                  (e) Such Investor has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or any similar charges in connection with this Agreement (other than, in the case of Hines Investor and Holding Partnership, with respect to Morgan & Stanley and Co., Inc., the fees of which will be borne by HILP or its Affiliates and not by Trust II or any Investor).

                  (f) Such Investor is acquiring the Trust II Shares to be acquired by it pursuant to this Agreement for its own account, and not with a view to, or for sale in connection with, any distribution of such Shares in violation of the Securities Act. Except as contemplated by this Agreement, the Investor Rights Agreement or the Master Agreement, such Investor has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of such Trust II Shares. In the case of each Investor other than CPII, such Investor has not been organized, reorganized or recapitalized specifically for the purpose of investing in such Trust II Shares. GMIMCo hereby represents and warrants to Trust II that each member of CPII is an Accredited Investor.

                  (g) Such Investor certifies and represents to Trust II that at the time such Investor acquires any Trust II Shares, such Investor will be an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Investor's financial condition is such that it is able to bear the risk of holding the Trust II Shares to be acquired by it for an indefinite period of time and the risk of loss of its entire investment.

                  (h) Such Investor understands that the Trust II Shares have not been and will not be registered under the Securities Act, by reason of their issuance by Trust II in a transaction exempt from the registration requirements of the Securities Act, have not been and will not be registered or qualified under any state or foreign securities laws and must continue to be held by such Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Investor understands that there are substantial restrictions on the transferability of Trust II Shares, and that Trust II Shares may not be sold, exchanged, assigned, or transferred unless all of the applicable conditions set forth in the Trust II Declaration of Trust are satisfied or waived.

                  (i) Such Investor has had access to any and all information concerning Trust II and the acquisition of Manhattan Tower which the Investor and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of an investment in Trust II. In making the decision to invest in Trust II, such Investor has relied solely upon its own independent investigations of Manhattan Tower and Trust II or investigations conducted by its own independent advisors in evaluating its participation in Trust II, and not on any advice or recommendation of Trust II, Holding Partnership, HILP or any of their respective Affiliates or on any representations, warranties or agreements of any Person other than those set forth in this Agreement and the Trust II Shareholder Agreement.

                  (j) Such Investor acknowledges that any estimates, projections and other forward-looking statements as to the future performance or results of operations of Trust II or Manhattan Tower were provided to assist the Investor in the evaluation of Manhattan Tower and an investment in Trust II, but have not been considered by the Investor as facts, and the Investor is not relying upon such estimates, projections or forward-looking statements as accurate representations of future performance or results of operations. Such Investor acknowledges that any such estimates, projections or forward-looking statements are based on estimates and assumptions with respect to future facts, events or conditions and are subject to significant economic and other uncertainties beyond the control of Trust II, HILP or any of their respective partners, officers, employees, agents or Affiliates, and there can be no assurance that any projected results will be realized or that actual results will not be materially different from those projected.

                  (k) In the case of each GM Investor, such GM Investor is not "closely held" within the meaning of Section 856(h) of the Code.

                  (l) In the case of each of First Plaza and Holding Partnership, such Investor represents and warrants that, as of the date hereof, it does not own, actually or Constructively (as defined in the Trust II Declaration of Trust), an interest in a tenant of Trust II (or a tenant of any entity owned or Controlled by Trust II) that would cause Trust II to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant; and such Investor agrees that any violation of the foregoing representation (or other action which is contrary to the restrictions contained in Sections 7.2(a) through 7.2(f) of the Trust II Declaration of Trust) will result in all Shares held by such Investor being automatically transferred to a Charitable Trust (as defined in the Trust II Declaration of Trust) in accordance with Sections 7.2(a)(ii) and 7.3 of the Trust II Declaration of Trust.

                  (m) At Closing, each Investor that is required to deliver any Shares to Trust I and Trust II, respectively, for redemption thereby, shall deliver such Shares free and clear of any liens, encumbrances, other than such liens and encumbrances created by the Trust I Declaration of Trust or the Trust II Declaration of Trust, respectively, or any of the Trust I Transaction Agreements or Trust II Transaction Agreements, respectively.

                  SECTION 4.2 Representations and Warranties of Trust I. Trust I represents and warrants to each Investor and HILP as follows:

                  (a) Trust I is a Maryland real estate investment trust, duly organized, validly existing and in good standing under the laws of the State of Maryland. Trust I has no subsidiaries other than MezzCo, the SPE Owners and Hines 1200 Nineteenth Street Member LLC (as such terms are defined in the Organization Agreement). Each such subsidiary is wholly-owned, directly or indirectly, by the Trust.

                  (b) Immediately prior to the Interim Closing and the issuance of any Trust I Shares pursuant to this Agreement, the authorized capital stock of Trust I consisted of 53,409.9059 Trust I Class A Common Shares, 130,263.5631 Trust I Class B Common Shares, 45,000.0000 Trust I Class A Preferred Shares and 138,673.4691 Trust I Class B Preferred Shares, and the outstanding Share capital of Trust I was as set forth on Schedule 4.2.

                  SECTION 4.3 Representations and Warranties of Trust II. Trust II represents and warrants to each Investor and HILP as follows:

                  (a) Trust II is a Maryland real estate investment trust, duly organized, validly existing and in good standing under the laws of the State of Maryland. Trust II has no subsidiaries other than the Manhattan Tower SPE. The Manhattan Tower SPE is wholly-owned by Trust II.

                  (b) Immediately following the filing of the Trust II Declaration of Trust and prior to the issuance of any Trust II Shares pursuant to this Agreement, the authorized capital stock of Trust II consisted of 60,000 Trust II Class A Common Shares, 40,000 Trust II Class B Common Shares, 60,000 Trust II Class A Preferred Shares and 40,000 Class B Preferred Shares, of which no Trust II Shares were outstanding.

                  SECTION 4.4 Representations and Warranties of Trust I and Trust II. Each of Trust I and Trust II, severally but not jointly, represents and warrants, as to itself only, to each Investor and HILP as follows:

                  (a) Except as contemplated by this Agreement, the Organization Agreement and the Master Agreement, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating such Trust to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of such Trust or other equity interests in such Trust or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of such Trust to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests.

                  (b) All action required on the part of such Trust under its Constituent Documents necessary for the authorization of the Shares to be issued by it pursuant to this Agreement and the authorization, execution, delivery and performance by such Trust of this Agreement (and, in the case of Trust II, the Trust II Shareholder Agreement) has been taken. When executed and delivered by such Trust, this Agreement (and, in the case of Trust II, the Trust II Shareholder Agreement) shall constitute the legal, valid and binding obligation of such Trust, enforceable against such Trust in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. Such Trust has all requisite power under its Constituent Documents to enter into this Agreement (and in the case of Trust II, the Trust II Shareholder Agreement) and to carry out and perform its obligations under this Agreement (and, in the case of Trust II, the Trust II Shareholder Agreement).

                  (c) The Shares issued to the Investors pursuant to this Agreement by such Trust will, upon issuance against payment therefor pursuant to the terms hereof, be duly authorized, validly issued, fully paid, non-assessable and free of preemptive or similar rights.

                  (d) All consents, approvals, orders and authorizations required on the part of such Trust in connection with the execution, delivery or performance of this Agreement (and, in the case of Trust II, the Trust II Shareholder Agreement) have been obtained and will be effective as of the Closing Date, other than such filings required to be made after each issuance of Shares under applicable federal and state securities laws.

                  (e) Such Trust's execution and delivery of, and performance under, this Agreement (and, in the case of Trust II, the Trust II Shareholder Agreement) to which it is a party do not conflict with, and will not result in a breach of, any of the terms, conditions, or provisions of, or constitute a default under, any indenture, agreement, order, judgment, or other instrument to which such Trust is a party or by which such Trust is bound.

                  (f) Other than with respect to (i) the fees and expenses of Holliday Fenoglio Fowler, L.P. for services rendered in connection with the Manhattan Tower Loan, which will be borne by Trust II, and (ii) the fees and expenses of Morgan & Stanley and Co., Inc., which will be borne by HILP or its Affiliates and not by Trust I, Trust II or any Investor, such Trust has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or any similar charges in connection with this Agreement.

                  SECTION 4.5 Representations and Warranties of HILP. HILP represents and warrants to each Investor, Trust I and Trust II as follows:

                  (a) HILP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) All action required on the part of HILP under its Constituent Documents necessary for the authorization, execution, delivery and performance of this Agreement by HILP has been taken. When executed and delivered by HILP, this Agreement shall constitute the legal, valid and binding obligation of HILP, enforceable against HILP in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and by general equitable principles. HILP has all requisite power under its Constituent Documents to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

                  (c) All consents, approvals, orders and authorizations required on the part of HILP in connection with the execution, delivery or performance of this Agreement have been obtained and will be effective as of the Closing Date.

                  (d) HILP's execution and delivery of, and performance under, this Agreement do not conflict with, and will not result in a breach of, any of the terms, conditions, or provisions of, or constitute a default under, any indenture, agreement, order, judgment, or other instrument to which HILP is a party or by which HILP is bound.

                  (e) Other than with respect to (i) the fees and expenses of Holliday Fenoglio Fowler, L.P. for services rendered in connection with the Manhattan Tower Loan, which will be borne by Trust II, and (ii) the fees and expenses of Morgan & Stanley and Co., Inc., which will be borne by HILP or its Affiliates and not by, Trust I, Trust II or any Investor, HILP has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or any similar charges in connection with this Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

                  SECTION 5.1 Entire Agreement. This Agreement, the Trust I Transaction Agreements and the Trust II Transaction Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior agreement or understanding among or between them with respect to such subject matter. In the event of any conflict with respect to the subject mater of this Agreement between the terms of this Agreement and the terms of the Organization Agreement, the terms of this Agreement shall govern.

                  SECTION 5.2 Remedies.

                  (a) The parties hereto hereby acknowledge and agree that in the event of any breach of any agreement, obligation or covenant contained in this Agreement by any party hereto, the other interested party or parties would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that, in addition to any other right or remedy that any such party may have in law or equity under applicable law, the non-breaching interested party or parties shall be entitled to compel specific performance of such agreement, obligation or covenant by the nonperforming party or parties.

                  (b)      The remedies specified in subsection (a) of this
Section 5.2 are in addition to, and not to the exclusion of, any and all other remedies that may be available at law or in equity to any party hereto for any breach by any other party of any provision of this Agreement.

                  SECTION 5.3 Survival. The representations, warranties and covenants made by the parties hereunder shall survive the closing of the transactions contemplated hereby for the period of the applicable statutes of limitations.

                  SECTION 5.4 Severability. Each provision of this Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable and contrary to existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement which are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

                  SECTION 5.5 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) mailed, registered mail, first-class postage paid, (ii) sent by overnight mail or courier, or (iii) delivered by hand, if to any Person, at such Person's address, or to such Person's facsimile number, as follows:

If to a Trust:                     [Name of the Trust]
                                   c/o Hines Interests Limited Partnership
                                   2800 Post Oak Blvd., Suite 5000
                                   Houston, Texas  77056
                                   Telecopy: (713) 966-2636

                                   Attention: James A. Hime

                                   With a copy to:

                                   Baker Botts L.L.P.
                                   2001 Ross Avenue
                                   Dallas, Texas  75201-2980
                                   Telecopy: (214) 953-6503

                                   Attention: Joel Overton

If to Hines Investor:              Hines US Core Office Capital Associates III Limited Partnership
                                   c/o Hines Interests Limited Partnership
                                   2800 Post Oak Blvd., Suite 5000
                                   Houston, Texas  77056
                                   Telecopy: (713) 966-2636

                                   Attention: Charles M. Baughn

                                   With a copy to:

                                   Baker Botts L.L.P.
                                   2001 Ross Avenue
                                   Dallas, Texas  75201-2980
                                   Telecopy: (214) 953-6503

                                   Attention: Joel Overton

If to Holding Partnership:         Hines-Sumisei U.S. Core Office Fund, L.P.
                                   c/o Hines Interests Limited Partnership
                                   2800 Post Oak Blvd., Suite 5000
                                   Houston, Texas 77056
                                   Telecopy: (713) 966-2636

                                   Attention: James A. Hime

                                   With a copy to:

                                   Baker Botts L.L.P.
                                   2001 Ross Avenue
                                   Dallas, Texas 75201-2980
                                   Telecopy: (214) 953-6503

                                   Attention: Joel Overton

If to a GM Investor:               Name of such GM Investor
                                   c/o General Motors Investment Management Corporation
                                   767 Fifth Avenue, 16th Floor
                                   New York, NY 10153
                                   Telecopy: (212) 418-6323

                                   Attention: Thomas E. Dobrowski

                                   with a copy to:

                                   Kirkland & Ellis LLP
                                   200 East Randolph Drive
                                   Chicago, Illinois  60601-6636
                                   Telecopy: (312) 861-2200

                                   Attention: Stephen G. Tomlinson, P.C.

Any party may change the address to which notices, requests, demands or other communications under this Agreement are to be delivered by giving the other parties notice pursuant to this Section 5.5. Any notice shall be deemed to have been duly given if personally delivered or sent by the mails or courier or by facsimile confirmed by letter and will be deemed received, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, when actually received, (ii) if sent by overnight mail or courier, when actually received, and (iii) if delivered by hand, on the date of receipt.

                  SECTION 5.6 Amendments and Waivers. No amendment to any provisions of this Agreement shall be valid unless it is in writing and signed by all the parties hereto. No waiver by any party of any default, misrepresentation or breach or warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No waiver shall be effective hereunder unless contained in a writing signed by the party to be charged with such waiver.

                  SECTION 5.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, heirs, successors and permitted assigns. No party hereto may assign any of its rights or obligations hereunder without the consent of the other parties, except that, subject to Section 3.4 of the Organization Agreement, Hines Investor may assign, without consent, any of its rights and obligations under this Agreement to Holding Partnership or any Hines Controlled Entity.

                  SECTION 5.9 Expenses. Except as otherwise provided herein, each party shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

                  SECTION 5.10 Construction. Each party hereto acknowledges that it has been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or document will be construed against the party drafting such agreement or document.

                  SECTION 5.11 Headings. The Article and Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  SECTION 5.12 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                  SECTION 5.13 No Third Party Beneficiaries. Except for HREH as provided in Section 3.8, nothing in this Agreement, expressly or implied, is intended to confer upon any Person other than the parties hereto or their respective successors and permitted assigns any rights, benefits, remedies, obligations or liabilities under this Agreement.

                  SECTION 5.14 No Public Announcements. No party hereto shall, without the prior written consent of each other party hereto, issue any press release or make any public statement with respect to the execution and delivery of this Agreement or the Trust II Shareholder Agreement or the transactions contemplated hereby or thereby.

                  SECTION 5.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first set forth above.

HINES-SUMISEI NY CORE OFFICE TRUST

     By: /s/ JAMES A. HIME
        ---------------------------------------
        James A. Hime
        President

HINES-SUMISEI NY CORE OFFICE TRUST II

     By: /s/ JAMES A. HIME
        ---------------------------------------
        James A. Hime
        President

HINES-SUMISEI U.S. CORE OFFICE FUND, L.P.

    By: Hines US Core Office Capital LLC

         By: Hines Interests Limited Partnership

               By: Hines Holdings, Inc.

               By: /s/ CHARLES M. BAUGHN
                  ---------------------------------
                  Charles M. Baughn
                  Executive Vice President

HINES US CORE OFFICE CAPITAL ASSOCIATES III LIMITED PARTNERSHIP

    By: Hines Interests Limited Partnership

         By: Hines Holdings, Inc.

         By: /s/ CHARLES M. BAUGHN
            ------------------------------------
            Charles M. Baughn
            Executive Vice President

HINES INTERESTS LIMITED PARTNERSHIP

    By: Hines Holdings, Inc.

    By: /s/ CHARLES M. BAUGHN
       -----------------------------------------
       Charles M. Baughn
       Executive Vice President

GENERAL MOTORS INVESTMENT MANAGEMENT CORPORATION

    By: /s/ THOMAS E. DOBROWSKI
       -----------------------------------------
       Name: Thomas E. Dobrowski
       Title: Managing Director

GMAM CORE PLUS II-NYC-DC, LLC

    By: General Motors Investment Management Corporation, as its Manager

         By: /s/ THOMAS E. DOBROWSKI
            ------------------------------------
            Name: Thomas E. Dobrowski
            Title: Managing Director

FIRST PLAZA GROUP TRUST

    By: JPMorgan Chase Bank, as trustee for First Plaza Group Trust (as directed by General Motors Investment Management Corporation)

         By: /s/ MARC PINSKY
            ------------------------------------
            Name: Marc Pinsky
            Title: Assistant Vice President

[---- ----]

    By: [---- ----]


         By: [---- ----]
            ------------------------------
            Name: [---- ----]
            Title: [---- ----]

                                                                   SCHEDULE 2.2A

 CAPITAL CONTRIBUTIONS TO TRUST I BY THE GM INVESTORS AND TRUST I SHARES ISSUED
                    IN RESPECT OF SUCH CAPITAL CONTRIBUTIONS:

 GM Investor                  Capital Contribution          Trust I Shares Issued at Interim Closing
 -----------                  --------------------          ----------------------------------------
First Plaza                      $34,495,845.28                31,908.6569 Class B Common Shares
                                                               34,495.8453 Class B Preferred Shares

CPII                             $ 1,738,147.74                1,607.7866 Class B Common Shares
                                                               1,738.1477 Class B Preferred Shares

GMX                              $ 2,477,537.98                2,291.7227 Class B Common Shares
                                                               2,477.5380 Class B Preferred Shares

Total GM                         $38,711,531.00                35,808.1662 Class B Common Shares
                                                               38,711.5310 Class B Preferred Shares

Hines Investor                              N/A                2,903.3648 Class A Common Shares

Total Common                                N/A                38,711.5310

                                                                   SCHEDULE 2.2B

CASH CAPITAL CONTRIBUTIONS TO TRUST II BY HINES INVESTOR AND HOLDING PARTNERSHIP AND TRUST II SHARES ISSUED IN RESPECT OF SUCH CASH CAPITAL CONTRIBUTIONS:

    Shareholder               Cash Capital Contribution     Trust II Shares Issued at Interim Closing
    -----------               -------------------------     -----------------------------------------
Hines Investor                   $   414,597.00                414.597 Class A Common Shares
                                                               414.597 Class A Preferred Shares

Holding Partnership              $16,346,934.00                16,346.934 Class A Common Shares
                                                               16,346.934 Class A Preferred Shares

                                                                   SCHEDULE 2.3A

         SHARE EXCHANGE BETWEEN THE GM INVESTORS AND HOLDING PARTNERSHIP
                               (PREFERRED SHARES)

GM Investor                        Shares Delivered to Holding Partnership
-----------                        ---------------------------------------
CPII                               1,259.2005 Trust I Class B Preferred Shares

First Plaza                        24,990.4925 Trust I Class B Preferred Shares

GMX                                1,794.8507 Trust I Class B Preferred Shares

GM Investor                        Shares Received from Holding Partnership

CPII                               1,259.2005 Trust II Class A Preferred Shares

First Plaza                        24,990.4925 Trust II Class A Preferred Shares

GMX                                1,794.8507 Trust II Class A Preferred Shares

                                                                   SCHEDULE 2.3B

         SHARE EXCHANGE BETWEEN THE GM INVESTORS AND HOLDING PARTNERSHIP
                                 (COMMON SHARES)

GM Investor                        Shares Delivered to Holding Partnership
-----------                        ---------------------------------------
CPII                               1,178.9039 Trust I Class B Common Shares

First Plaza                        23,396.6385 Trust I Class B Common Shares

GMX                                1,680.3844 Trust I Class B Common Shares

GM Investor                        Shares Received from Holding Partnership

CPII                               1,178.9039 Trust II Class A Common Shares

First Plaza                        23,396.6385 Trust II Class A Common Shares

GMX                                1,680.3844 Trust II Class A Common Shares

                                                                   SCHEDULE 2.3C

         SHARE EXCHANGES BETWEEN HINES INVESTOR AND HOLDING PARTNERSHIP

                                PREFERRED SHARES

Investor                Shares Received from Holding Partnership

Hines Investor          199.4415 Trust I Class A Preferred Shares

Investor                Shares Delivered to Holding Partnership

Hines Investor          199.4415 Trust II Class A Preferred Shares

                                  COMMON SHARES

Investor                Shares Delivered to Holding Partnership

Hines Investor          1,589.1754 Trust I Class A Common Shares

Investor                Shares Received from Holding Partnership

Hines Investor          1,589.1754 Trust II Class A Common Shares

                                                                   SCHEDULE 2.5A

                      POST-CLOSING SHARE CAPITAL OF TRUST I

  Shareholder                    Number and Class of Shares                        Percentage
  -----------                    --------------------------                        ----------
Hines Investor              10,670.3813 Class A Common Shares                12.92% of Class A Common
                                                                             4.80% of all Common
                            1,145.7275 Class A Preferred Shares              1.57% of Class A Preferred
                                                                             0.52% of all Preferred

Holding Partnership         71,898.8162 Class A Common Shares                87.08% of Class A Common
                                                                             32.33% of all Common
                            71,898.8162 Class A  Preferred Shares            98.43% of Class A Preferred
                                                                             32.33% of all Common

CPII                        6,277.7969 Class B Common Shares                 4.49% of Class B Common
                                                                             2.82% of all Common
                            6,705.3859 Class B Preferred Shares              4.49% of Class B Preferred
                                                                             3.02% of all Preferred

First Plaza                 124,589.7452 Class B Common Shares               89.11% of Class B Common
                                                                             56.02% of all Common
                            133,077.2811 Class B Preferred Shares            89.11% of Class B Preferred
                                                                             59.84% of all Preferred

GMX                         8,948.2604 Class B Common Shares                 6.40% of Class B Common
                                                                             4.02% of all Common
                            9,557.7893 Class B Preferred Shares              6.40% of Class B Preferred
                                                                             4.30% of all Preferred

Total                       82,569.1975 Total Class A Common Shares

                            139,815.8025 Total Class B Common Shares

                            222,385 Total Common Shares

                            73,044.5437 Total Class A Preferred Shares

                            149,340.4563 Total Class B Preferred Shares

                            222,385 Total Preferred Shares

                                                                   SCHEDULE 2.5B

                     POST-CLOSING SHARE CAPITAL OF TRUST II

 Shareholder                    Number and Class of Shares                         Percentage
 -----------                    ---------------------------                        -----------
Hines Investor              2,003.7724 Class A Common Shares                 12.92% of Class A Common
                                                                             4.8% of all Common
                            215.1555 Class A Preferred Shares                1.57% of Class A Preferred
                                                                             0.52% of all Preferred

Holding Partnership         13,501.8318 Class A Common Shares                87.08% of Class A Common
                                                                             32.33% of all Common
                            13,501.8318 Class A Preferred Shares             98.43% of Class A Preferred
                                                                             32.33% of all Preferred

CPII                        1,178.9039 Class B Common Shares                 4.49% of Class B Common
                                                                             2.82% of all Common
                            1,259.2005 Class B Preferred Shares              4.49% of Class B Preferred
                                                                             3.02% of all Preferred

First Plaza                 23,396.6385 Class B Common Shares                89.11% of Class B Common
                                                                             56.02% of all Common
                            24,990.4925 Class B Preferred Shares             89.11% of Class B Preferred
                                                                             59.84% of all Preferred

GMX                         1,680.3844 Class B Common Shares                 6.40% of Class B Common
                                                                             4.02% of all Common
                            1,794.8507 Class B Preferred Shares              6.40% of Class B Preferred
                                                                             4.30% of all Preferred

Total                       15,505.6042 Total Class A Common Shares

                            26,255.9268 Total Class B Common Shares

                            41,761.5310 Total Common Shares

                            13,716.98732 Total Class A Preferred Shares

                            28,044.5437 Total Class B Preferred Shares

                            41,761.5310 Total Preferred Shares

                                                                    SCHEDULE 3.6

                              TRANSACTION DOCUMENTS

Master Agreement

Investor Rights Agreement

Trust II Shareholder Agreement

Manhattan Tower Loan Documents

Property Management and Leasing Agreement to be entered into by Manhattan Tower SPE and HILP

         Limited Liability Company Agreement of Hines 600 Lexington Avenue LLC

                                                                    SCHEDULE 4.2

                      PRE-CLOSING SHARE CAPITAL OF TRUST I

  Shareholder                   Number and Class of Shares                          Percentage
  -----------                   ---------------------------                         ----------
Hines Investor              9,356.1919 Class A Common Shares                 17.52% of Class A Common
                                                                             5.09% of all Common
                            946.2860 Class A Preferred Shares                2.10% of Class A Preferred
                                                                             0.52% of all Preferred

Holding Partnership         44,053.7140 Class A Common Shares                82.48% of Class A Common
                                                                             23.98% of all Common
                            44,053.7140 Class A Preferred Shares             97.90% of Class A Preferred
                                                                             23.98% of all Preferred

CPII                        5,848.9142 Class B Common Shares                 4.49% of Class B Common
                                                                             3.18% of all Common
                            6,226.43875 Class B Preferred Shares             4.49% of Class B Preferred
                                                                             3.39% of all Preferred

First Plaza                 116,077.7268 Class B Common Shares               89.11% of Class B Common
                                                                             63.20% of all Common
                            123,571.92825 Class B Preferred Shares           89.11% of Class B Preferred
                                                                             67.28% of all Preferred

GMX                         8,336.9221 Class B Common Shares                 6.40% of Class B Common
                                                                             4.54% of all Common
                            8,875.1020 Class B Preferred Shares              6.40% of Class B Preferred
                                                                             4.83% of all Preferred
Total                       53,409.9059 Class A Common Shares

                            130,263.5631 Class B Common Shares

                            45,000.0000 Class A Preferred Shares

                            138,673.4690 Class B Preferred Shares

                            183,673.4690 Common Shares

                            183,673.4690 Preferred Shares

                                    EXHIBIT A

            Form of Written Consent in Lieu of Organizational Meeting

                                   (attached)

                                     ANNEX A

                                     BYLAWS

                                   (attached)

                                    EXHIBIT B

                Form of Property Management and Leasing Agreement

                                   (attached)